Acquisition of Concepts and Solutions (Tables)	3 Months Ended
Sep. 30, 2019
Acquisition Of Concepts And Solutions
Schedule of assets and liabilities as of the acquisition date through pushdown accounting

The following table summarizes the preliminary allocation of the fair value of the assets and liabilities as of the acquisition date through pushdown accounting. The preliminary allocation to certain assets and/or liabilities may be adjusted by material amounts as the Company finalizes fair value estimates.

Assets
Cash	$ 201,161
Accounts receivable	1,165,954
Inventory	94,360
Property and equipment	20,904
Other assets	2,800
Goodwill and other intangibles	3,760,287

Total Assets	5,245,465

Liabilities
Accounts payable	1,225,734
Accrued expenses	783,540
Short-term debt	96,941
Deferred revenue	518,900

Total Liabilities	2,625,115

Net Assets	$ 2,620,350

Consideration
Fair value of anti-dilution clause	$ 235,350
Note payable to seller	$ 900,000
Stock	1,485,000
Total consideration	$ 2,620,350